UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 5, 2005
                -------------------------------------------------
                Date of Report (Date of earliest event reported):


                            NEW FRONTIER ENERGY, INC.
              -----------------------------------------------------
               (Exact name of registrant as specified in charter)


        Colorado                       0-50472                 84-1530098
        --------                       -------                 ----------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)

                                  P.O. Box 298
                               Littleton, CO 80160
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 730-9994
             ------------------------------------------------------
               Registrant's telephone number, including area code:

                            5632 S. Spotswood Street
                              Littleton, CO 80120.
                              --------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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This Form 8-K/A amends the registrant's current report on Form 8-K filed by the registrant on September 1, 2005, with respect to Item 3.02.

Item 3.02     Unregistered Sales of Equity Securities.

     Effective July 5, 2005, the Company granted a 3 year warrant to acquire 75,000 shares of the Company's common stock at $1.50 per share to a consultant. The warrant was issued in reliance of exemptions from registration under Section 4(2) of the Securities Act.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in
              Fiscal Year

     Effective September 21, 2005, New Frontier Energy, Inc. filed a Statement of Correction to its Certificate of Rights and Designation of the Series B 12% Cumulative Convertible Preferred Stock as filed with the Colorado Secretary of State on February 3, 2005 to add a provision providing for a conversion Limitation, absent waiver from the holders of the Series B Preferred stock, that was inadvertently omitted from the Certificate and Rights of Designation. The Corrected and Restated Certificate of Rights and Designation is attached hereto as Exhibit 3.01.


Item 9.01     Financial Statements and Exhibits.

Exhibit 3.01.     Corrected and Restated Certificate of Rights and
                  Designation of the Series B 12% Cumulative Convertible Preferred Stock as filed with the Colorado Secretary of State on September 22, 2005


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  September 22, 2005      NEW FRONTIER ENERGY, INC.

                            By:      /s/ Paul G. Laird
                                 ---------------------------------------
                                     Paul G. Laird, President and
                                     Chief Executive Officer and Director

                                     NEW FRONTIER ENERGY, INC.

                            By:      /s/ Les Bates
                                 ----------------------------------------
                                     Treasurer, Chief Accounting  and
                                     Financial Officer, Secretary and Director




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